UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     November 23, 2005
                                                      --------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-13703                                          13-3995059
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(Commission File Number)                       (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                      73131
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
Item 8.01   Other Events

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         As previously disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005, Six Flags, Inc. (the "Company") has permanently closed its AstroWorld theme park in Houston as of the end of the 2005 season, and has engaged Cushman & Wakefield to market the 104-acre site to the real estate development community. Beginning with the quarterly period ended September 30, 2005, the operations and select assets of AstroWorld were reported as discontinued operations. Under generally accepted accounting principles, the Company is required to reclassify previously reported prior period financial statements to reflect the discontinued operations on a basis comparable to the current presentation. Generally accepted accounting principles require our financial statements that were included in our Annual Report on Form 10-K for the year ended December 31, 2004, to be updated for discontinued operations in our Annual Report on Form 10-K for the year ended December 31, 2005.

         In order to assist investors' understanding of the treatment of the operations and select assets of AstroWorld as discontinued operations on a quarterly basis, the Company has posted to its website, and is furnishing herewith, certain financial information that has been revised in advance of filing our Annual Report on Form 10-K for the year ended December 31, 2005. The information furnished herewith is consistent with the method in which the Company's results were reported for the quarterly period ended September 30, 2005, and will be reported going forward.


Item 9.01   Financial Statements and Exhibits.

(d)      Exhibits

         99.1 Historical Quarterly and Annual Financial Information Reflecting Astroworld as Discontinued Operations.


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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SIX FLAGS, INC.

                                        By: /s/ James F. Dannhauser
                                            --------------------------------
                                            Name: James F. Dannhauser
                                            Title: Chief Financial Officer


Date: November 23, 2005


























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
                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

99.1 Historical Quarterly and Annual Financial Information Reflecting Astroworld as Discontinued Operations.































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